THE UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 30, 2006

AMERICAN HOME MORTGAGE SECURITIES LLC (as depositor under a Series 2006-2 Indenture dated as of June 30, 2006, providing for, inter alia, the issuance of Mortgage-Backed Notes Series 2006-2)

American Home Mortgage Investment Trust 2006-2
(Exact name of issuing entity as specified in its charter)

American Home Mortgage Securities LLC
(Exact name of depositor as specified in its charter)

American Home Mortgage Acceptance, Inc.
(Exact name of sponsor as specified in its charter)

DELAWARE	333-131636-01	20-0103914
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

520 Broadhollow Road Melville, New York		11747
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code, is (516) 396-7700.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Acquisition or Disposition of Assets.

For a description of the Notes and the Mortgage Pool, refer to the Indenture.

Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable
(b)	Not applicable
(c)	Not applicable
(d)	Exhibits:

Exhibit No.	Description
4.1
Supplemental Indenture Number Two dated as of December 14, 2006, between American Home Mortgage Investment Trust Series 2006-2, as Issuing Entity, Wells Fargo Bank, N.A., as Securities Administrator and Deutsche Bank Trust Company Americas, as Indenture Trustee.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN HOME MORTGAGE SECURITIES LLC.

By:	/s/ Alan B. Horn
Name:	Alan B. Horn
Title:	Executive Vice President

Dated: December 14, 2006

EXHIBIT INDEX

Item 601(a) of Regulation S-K Exhibit No.	SequentiallyNumbered Description
4.1

Supplemental Indenture Number Two dated as of December 14, 2006, between American Home Mortgage Investment Trust Series 2006-2, as Issuing Entity, Wells Fargo Bank, N.A., as Securities Administrator and Deutsche Bank National Trust Company, as Indenture Trustee.